BLACKROCK FUNDS II
BlackRock Secured Credit Portfolio
(the “Fund”)

Supplement dated March 5, 2013
to the Summary Prospectus of the Fund dated January 28, 2013

Effective April 8, 2013, the Fund’s Summary Prospectus is amended as set forth below:

Effective at the opening of business on April 8, 2013, the 2% redemption fee charged by the Fund upon the sale or exchange of shares within 30 days of purchase or exchange is eliminated and will no longer be charged by the Fund. All references to this fee in the Fund’s Summary Prospectus are hereby deleted. In particular:

•	The “Fees and Expenses of the Fund” table line item for Redemption Fee is amended to indicate that no redemption fee is charged.

Shareholders should retain this Supplement for future reference.

SPRO-SECCR-0313SUP